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                                                                    EXHIBIT 10.2

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                       FIRST AMENDMENT TO CREDIT AGREEMENT

                                   dated as of

                                NOVEMBER 27, 2000

                                      among

                               COHO ENERGY, INC.,
                                  as Borrower,

                            THE CHASE MANHATTAN BANK,
                             as Administrative Agent

                            THE CHASE MANHATTAN BANK,
                                 as Issuing Bank

                           MEESPIERSON CAPITAL CORP.,
                             as Documentation Agent

                              FLEET NATIONAL BANK,
                              as Syndication Agent

                                       and

                            THE LENDERS PARTY HERETO

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                       FIRST AMENDMENT TO CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), is made as of November 27, 2000, among COHO ENERGY, INC., a Texas corporation (the "Borrower"), the various financial institutions as are, or may from time to time become, parties to the Credit Agreement (the "Lenders"), THE CHASE MANHATTAN BANK, as administrative agent for the Lenders (the "Administrative Agent"), THE CHASE MANHATTAN BANK, as Issuing Bank, MEESPIERSON CAPITAL CORP., as Documentation Agent, and FLEET NATIONAL BANK, as Syndication Agent.

                                   WITNESSETH:

         WHEREAS, the Borrower, the Lenders, the Agents and the Issuing Bank have heretofore entered into that certain Credit Agreement, dated as of March 31, 2000 (together with all amendments, supplements, restatements and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), and

         WHEREAS, the Borrower, the Lenders, the Agents and the Issuing Bank now intend to amend the Credit Agreement as set forth herein;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, each of the Borrower, the Lenders, the Agents, and the Issuing Bank hereby agree as follows:

         SECTION 1. Defined Terms. All capitalized terms used but not otherwise defined herein shall have the meanings given in the Credit Agreement, as amended by this Amendment.

         SECTION 2. Amendments to Credit Agreement.

         a. Section 5.16 of the Credit Agreement hereby is amended in its entirety to the following:

         "       SECTION 5.16 Title Matters. (i) Prior to December 31, 2000,
         favorable title opinions and/or title reports as to the status of title to and Liens affecting the Amoco Properties containing at least thirty-seven and one-half percent (37.5%) of the Proven Reserves as of the Effective Date attributable to the Amoco Properties, and (ii) prior to February 15, 2001, favorable title opinions and/or title reports as to the status of title to and Liens affecting the Amoco Properties containing at least an additional thirty-seven and one-half percent (37.5%) of the Proven Reserves as of the Effective Date attributable to the Amoco Properties, each such title opinion and/or title report to be addressed to the Administrative Agent and the Lenders and issued by counsel to the Borrower, satisfactory to the Administrative Agent in its reasonable discretion. Such opinions and/or title reports may contain (i) in the case of any Amoco Properties comprised of oil and gas leases or interests therein, or participating



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         mineral interests substantially all of which were acquired by Amoco
         Production Company or any of its Affiliates or Mobil Oil Corporation, Mobil Rocky Mountain, Inc. or any of their Affiliates or any corporate predecessors of any of them and held by such entities for more than twenty-five (25) years prior to the acquisition thereof by Coho Acquisitions Company, assumptions regarding the status of title to the lands covered by such oil and gas leases or interests therein at the time of such lease or mineral acquisition by such predecessors in title, and (ii) subject to the consent of the Administrative Agent, such other reasonable assumptions, exceptions and qualifications as are customary for opinions or reports of that type."

         b. Section 5.17 of the Credit Agreement hereby is amended in its entirety to the following:

         "      SECTION 5.17 Florabama Settlement. Within ten (10) Business Days
         of any of the Borrower, Coho Resources, Inc., Coho Oil & Gas, Inc., Coho Exploration, Inc., Coho Louisiana Production Company or Interstate Natural Gas Company entering into an agreement or other settlement resolving, in whole or in part, the claims of Florabama Associates, Ltd. against the Borrower or such Subsidiaries of the Borrower in connection with the Bankruptcy Case (the "Settlement"), the Borrower will deliver to the Administrative Agent a copy of the Settlement Agreement certified as of the date thereof by the Secretary or Assistant Secretary of the Borrower (i) to be a true, correct and complete copy of such Settlement Agreement and (ii) not to have been amended or rescinded from the form so certified. Within ten
         (l0) Business Days of the Bankruptcy Court approving such Settlement Agreement, the Borrower will deliver to the Administrative Agent a copy of any order of the Bankruptcy Court and any other documentation associated with the Settlement Agreement certified as of the date thereof by the Secretary or Assistant Secretary of the Borrower (i) to be true, correct and complete copies of such documents and (ii) not to have been amended or rescinded from the form so certified and to be in full force and effect."

         c. Article VI of the Credit Agreement hereby is amended by inserting the following Section 6.17 after Section 6.16 thereof:

         "      SECTION 6.17 Florabama Settlement. The Borrower will not, and will not permit Coho Resources, Inc., Coho Oil & Gas, Inc., Coho Exploration, Inc., Coho Louisiana Production Company or Interstate Natural Gas Company to, enter into a Settlement Agreement either (i) in violation of the terms and conditions of the Confirmation Order or (ii) in an aggregate amount for all amounts to be paid by the Borrower and any of its Subsidiaries in connection with the Settlement Agreement in excess of $1,047,000."

         SECTION 3. Representations and Warranties. To confirm each Lender's understanding concerning Borrower and its businesses, properties and obligations, and to induce the Agents, the

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Issuing Bank and each Lender to enter into this Amendment, the Borrower hereby reaffirms to the Agents, the Issuing Bank and each Lender that, as of the date hereof, its representations and warranties contained in Article III of the Credit Agreement and in the other Loan Documents to which it is a party (except to the extent such representations and warranties relate solely to an earlier date) are true and correct and additionally represents and warrants as follows:

a. The execution, delivery and performance by the Borrower of this Amendment and each other Loan Document executed or to be executed by it, and the execution, delivery and performance by each other Obligor of each Loan Document executed or to be executed by it, are within the Borrower's and each such Obligor's corporate, limited liability company and/or partnership powers, and have been duly authorized by all necessary corporate, limited liability company and/or partnership action, and if required, stockholder, member and/or partner action. This Amendment has been duly executed and delivered by the Borrower and this Amendment and the Credit Agreement as amended by this Amendment each constitute, and each other Loan Document executed or to be executed by any Obligor, when executed and delivered by such Obligor, will constitute, a legal, valid and binding obligation of the Borrower or such Obligor (as the case may be), enforceable in accordance with their respective terms.

b. The execution, delivery and performance by the Borrower of this Amendment, the Credit Agreement and each other Loan Document executed or to be executed by it, and the execution, delivery and performance by each other Obligor of each Loan Document executed or to be executed by it, (a) do not require any Governmental Approval or third party approvals, except such as have been obtained or made and are in full force and effect and except filings necessary to perfect Liens created under the Loan Documents, (b) will not violate any applicable Governmental Rule or the Organic Documents of the Borrower or any such Obligor or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Borrower or any such Obligor or its assets, or give rise to a right thereunder to require any payment to be made by the Borrower or any such Obligor, and (d) will not result in the creation or imposition of any Lien on any asset of the Borrower or any such Obligor except Liens created under the Loan Documents.

         SECTION 4. Effectiveness. This Amendment shall become effective as of the date hereof when counterparts hereof executed on behalf of the Borrower and the Required Lenders (or notice thereof satisfactory to the Administrative Agent) shall have been received by the Administrative Agent.

         SECTION 5. Reaffirmation of Credit Agreement. This Amendment constitutes a "Loan Document" as defined in the Credit Agreement and shall be deemed to be an amendment of the Credit Agreement, and the Credit Agreement, as amended and restated hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended by this Amendment.

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         SECTION 6. Counterparts. This Amendment may be executed in counterparts
(and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute one and the same Amendment.

         SECTION 7. GOVERNING LAW. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAW OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO CHOICE OF LAW PRINCIPLES.

         SECTION 8. Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

         SECTION 9. Entire Agreement. THIS WRITTEN AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

           THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                      [SIGNATURES BEGIN ON FOLLOWING PAGE]

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                       COHO ENERGY, INC.


                                       By: /s/ GARY L. PITTMAN
                                           --------------------------
                                       Name:  Gary L. Pittman
                                       Title: Chief Financial Officer

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                                       THE CHASE MANHATTAN BANK,
                                       individually as a Lender and as
                                       Administrative Agent

                                       By: /s/ RUSSELL A. JOHNSON
                                           ---------------------------
                                       Name:  RUSSELL A. JOHNSON
                                       Title: VICE PRESIDENT

                                       S-2

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                                        THE CHASE MANHATTAN BANK,
                                        as Issuing Bank


                                        By: /s/ RUSSELL A. JOHNSON
                                            ----------------------
                                        Name:  RUSSELL A. JOHNSON
                                        Title: VICE PRESIDENT


                                       S-3


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                                      FORTIS CAPITAL CORP (formerly
                                      MEESPIERSON CAPITAL CORP.)
                                      individually as a Lender and as
                                      Documentation Agent


                                      By: /s/ CHRISTOPHER S. PARADA
                                          ---------------------------
                                      Name:  CHRISTOPHER S. PARADA
                                      Title: VICE PRESIDENT

                                      By: /s/ DARRELL W. HOLLEY
                                          ---------------------------
                                      Name:  DARRELL W. HOLLEY
                                      Title: MANAGING DIRECTOR

                                      S-4

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                                     FLEET NATIONAL BANK, individually as a
                                     Lender and as Syndication Agent


                                     By: /s/ TERRENCE RONAN
                                         ----------------------------------
                                     Name:  TERRENCE RONAN
                                     Title: DIRECTOR

                                       S-5

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                                     CREDIT LYONNAIS, NEW YORK
                                     BRANCH, individually as Lender


                                     By: /s/ PHILIPPE SOUSTRA
                                         ----------------------------------
                                     Name:  Philippe Soustra
                                     Title: Senior Vice President


                                     By:
                                         ----------------------------------
                                     Name:
                                     Title:

                                      S-6

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                                     ABN AMRO BANK N.V., individually as
                                     Lender


                                     By: /s/ RODNEY D. KUBICEK
                                         ----------------------------------
                                     Name:  Rodney D. Kubicek
                                     Title: Vice President


                                     By: /s/ JAMIE A. CONN
                                         ----------------------------------
                                     Name:  Jamie A. Conn
                                     Title: Vice President

                                      S-7

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                                     GENERAL ELECTRIC CAPITAL
                                     CORPORATION, individually as Lender


                                     By: /s/ PAUL A. JORDAN
                                         ----------------------------------
                                     Name:  Paul A. Jordan
                                     Title: Portfolio Manager

                                      S-8

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                                     CIBC INC., individually as Lender


                                     By: /s/ M. BETH MILLER
                                         ----------------------------------
                                     Name:  M. BETH MILLER
                                     Title: AUTHORIZED SIGNATORY


                                     By:
                                         ----------------------------------
                                     Name:
                                     Title:

                                      S-9

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                                     CREDIT AGRICOLE INDOSUEZ,
                                     individually as Lender


                                     By: /s/ BRIAN KNEZEAK
                                         ----------------------------------
                                     Name:  Brian Knezeak
                                     Title: FVP, Manger


                                     By: /s/ MICHAEL D. WILLIS
                                         ----------------------------------
                                     Name:  Michael D. Willis
                                     Title: Vice President, Credit Analysis

                                      S-10

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                                     NATEXIS BANQUES POPULAIRES,
                                     individually as Lender


                                     By: /s/ DONOVAN C. BROUSSARD
                                         ----------------------------------
                                     Name:  Donovan C. Broussard
                                     Title: Vice President


                                     By: /s/ RENAUD J. D'HERBES
                                         ----------------------------------
                                     Name:  Renaud J. d'Herbes
                                     Title: Senior Vice President and
                                            Regional Manager

                                      S-11